AMENDED SCHEDULE A
to the
AMENDED AND RESTATED RULE 18F-3
MULTIPLE CLASS PLAN
Dated October 28, 2017

The Trusts' Funds and Classes that are currently offered are listed below:

Trust:

Touchstone Funds Group Trust

Funds:

Touchstone Active Bond Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Arbitrage Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Emerging Markets Small Cap Fund
Class A
Class C
Class Y
Institutional Class


Touchstone High Yield Fund
Class A
Class C
Class Y
Institutional Class


Touchstone International Growth Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Merger Arbitrage Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Mid Cap Fund
Class A
Class C
Class Y
Class Z
Institutional Class


Touchstone Mid Cap Value Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Premium Yield Equity Fund
Class A
Class C
Class Y


Touchstone Sands Capital Select Growth Fund
Class A
Class C
Class Y
Class Z


Touchstone Small Cap Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Small Cap Value Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Total Return Bond Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Ultra Short Duration Fixed Income Fund
Class A
Class C
Class Y
Class Z
Institutional Class
Class S



Trust:

Touchstone Strategic Trust

Funds:

Touchstone Dynamic Equity Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Dynamic Diversified Income Fund
Class A
Class C
Class Y


Touchstone Controlled Growth with Income Fund
Class A
Class C
Class Y


Touchstone Dynamic Global Allocation Fund
Class A
Class C
Class Y


Touchstone Value Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Focused Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Small Cap Value Opportunities Fund
Class A
Class C
Class Y
Institutional Class


Touchstone International Small Cap Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Growth Opportunities Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Sustainability and Impact Equity Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Mid Cap Growth Fund
Class A
Class C
Class Y
Institutional
Class


Touchstone Small Cap Growth Fund
Class A
Class C
Class Y
Institutional Class


Touchstone International Value Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Flexible Income Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Sands Capital Emerging Markets Growth Fund
Class Y
Institutional Class


Touchstone Large Cap Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Credit Opportunities Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Large Cap Growth Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Global Growth Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Ohio Tax-Free Bond Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Balanced Fund
Class A
Class C
Class Y


Touchstone International Equity Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Large Cap Focused Fund
Class A
Class C
Class Y
Institutional Class


Touchstone Small Company Fund
Class A
Class C
Class Y
Institutional Class
Class R6


This Amended Schedule A to the Amended and Restated Rule 18f-3
Multiple Class Plan is executed as of the date first set forth above.


TOUCHSTONE FUNDS GROUP TRUST and
TOUCHSTONE STRATEGIC TRUST, each
by itself and on behalf of the
series listed in this Schedule A

By:
/s/ Terrie A. Wiedenheft

Name:
Terrie A. Wiedenheft

Title:
Treasurer and Controller